Federated Virginia Municipal Cash Trust
A Portfolio of Money Market Obligations Trust
WEALTH SHARES (TICKER VAIXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017
On July 31, 2017, the Board of Trustees (the “Board”) of Money Market Obligations Trust approved the liquidation of the Wealth Shares of Federated Virginia Municipal Cash Trust (the “Fund”) to be effective on or about October 27, 2017 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Wealth Shares is in the best interests of the Fund's Wealth Shares and its shareholders.
Effective as of the close of business on September 29, 2017, the Wealth Shares will be closed to new investors and closed to investments by existing shareholders on October 18, 2017.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Prospectus. Final dividends will be distributed with the liquidation proceeds.
Any time prior to the Liquidation Date, the shareholders of the Wealth Shares may redeem their shares pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange Wealth Shares for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Prime Obligations Fund, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any other Federated fund, if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging. A shareholder of the Fund's Wealth Shares may also convert their Wealth Shares to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought.
If you are a taxable shareholder, the Liquidation of the Wealth Shares will be a recognition event. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
August 1, 2017

Federated Virginia Municipal Cash Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453950 (8/17)
Federated is a registered trademark of Federated Investors, Inc.
2017©Federated Investors, Inc.